EXHIBIT 10.2

                             Subscription Agreement

Descorp,Inc.
2631 Violet Street
North Vancouver, British Columbia V7H 1H2

Attn:  David Stephens, President


       Re:  Prospectus, dated April 6, 2004

Dear Mr. Stephens

     The undersigned investor ("Investor") in this Subscription Agreement ("Agreement") hereby acknowledges receipt of the prospectus ("Prospectus"), dated April 6, 2004 of Descorp, Inc. ("Descorp"), a Nevada corporation, and subscribes for the following number of units upon the terms and conditions set forth in the Prospectus. The Investor agrees that this Agreement is subject to acceptance by Descorp, to availability and to certain other conditions.

     The Investor hereby subscribes for _______ shares of Descorp's common stock at $0.10 per share, for an aggregate purchase price of $____________. Enclosed is the Investor's check made payable to Manufacturers and Traders Trust Company/Descorp, Inc. Escrow Account" and has been forwarded to the escrow account in the self-addressed stamped envelope that has been provided for convenience. The Investor may also elect to submit his subscription funds to the escrow account VIA wire transfer as provided in this Agreement.


                                                ACCEPTED AND AGREED:

                                                -------------------------------
                                                Signature of Investor

                                                -------------------------------
                                                Print Full Name

                                                -------------------------------
                                                Street Address

                                                -------------------------------
                                                City, State, Zip

                                                -------------------------------
                                                Area Code and Telephone Number


                                                ACCEPTED AND AGREED:

                                                DESCORP, INC.



                                                By: ____________________________
                                                       David Stephens
                                           President

WIRING INSTRUCTIONS:

ABA #022000046
M&T Bank Buffalo NY
A/C 3088001950200
f/f/c Trust account # 1004375
Account Name:  Descorp, Inc.
Attn:  Joan Stapley